EXHIBIT 23.15



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 27, 1996 on the financial statements of Triax Southeast Associates, L.P. included in or made part of FrontierVision Holdings, L.P.'s and FrontierVision Holdings Capital Corporation Form S-4 registration statement Nos. 333-36519 and 333-36519-01.


                                            AURTHUR ANDERSEN LLP
                                            /s/ Arthur Andersen LLP

Denver, Colorado,
    March 31, 1998